                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 25, 2004

                              ---------------------

                             METAL MANAGEMENT, INC.
               (Exact name of Registrant as Specified in Charter)

          DELAWARE                      0-14836                 94-2835068
(State or Other Jurisdiction        (Commission File         (I.R.S. Employer
     of Incorporation)                  Number)           Identification Number)


                         500 N. DEARBORN ST., SUITE 405,
                                CHICAGO, IL 60610
                    (Address of Principal Executive Offices)

      Registrant's telephone number, including area code: (312) 645 - 0700

                              ---------------------

ITEM 5: OTHER EVENTS AND REGULATION FD DISCLOSURE

     On March 25, 2004, Metal Management, Inc. (the "Company") issued a press release announcing that Robert Lewon had been appointed to the Company's Board of Directors. Mr. Lewon has over 40 years of experience in the scrap metal industry and has served as an executive of scrap companies, including President of Simsmetal USA Corp. Additionally, Mr. Lewon has served as a consultant to scrap metal companies since his retirement from Simsmetal in 1993.

     A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 7: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits.

99.1 Press release, dated March 25, 2004, issued by Metal Management, Inc.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               METAL MANAGEMENT, INC.


                                               By: /s/ Robert C. Larry
                                                   -----------------------------
                                                   Robert C. Larry
                                                   Executive Vice President,
                                                   Finance and Chief
                                                   Financial Officer
                                                   (Principal Financial Officer)


Date:  March 26, 2004

                             METAL MANAGEMENT, INC.

                                  EXHIBIT INDEX


      NUMBER AND DESCRIPTION OF EXHIBIT
      ---------------------------------

99.1  Press release, dated March 25, 2004, issued by Metal Management, Inc.